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                                                                  EXHIBIT 10.21

                             STOCKHOLDER AGREEMENT

                     (Respecting voting of shares of Wedco)



         THIS STOCKHOLDER AGREEMENT dated as of December 8, 1995 (this "Agreement") is made by and among ICO, Inc., a Texas corporation ("ICO"), and each other person set forth on the signature pages hereof in their capacity as a stockholder as set forth herein (collectively, the "Stockholders;" individually, a "Stockholder").



                                R E C I T A L S:

         WHEREAS, ICO, W Acquisition Corp., a New Jersey corporation and wholly-owned subsidiary of ICO ("W Acquisition"), and Wedco Technology, Inc., a New Jersey corporation ("Wedco"), propose to enter into a Merger Agreement dated as of December ___, 1995 (the "Merger Agreement") pursuant to which Wedco shall merge with and into W Acquisition; and

         WHEREAS, each Stockholder is the legal or beneficial owner of or exercises voting control over shares of common stock, $0.10 par value per share, of Wedco ("Wedco Common Stock;" collectively, the "Shares") set opposite such Stockholder's name on Schedule 1 attached hereto; and

         WHEREAS, as a condition to the willingness of ICO to enter into the Merger Agreement, ICO has required that the Stockholders agree, and in order to induce ICO to enter into the Merger Agreement, the Stockholders have agreed, to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                  ARTICLE 1

                                 AGREEMENTS

         SECTION 1.1 Voting Agreement. Each of the Stockholders hereby agrees that, until the termination of this Agreement, at any meeting of the stockholders of Wedco or any adjournment thereof, however called, or in any other circumstances upon which his, her or its vote, consent, or other approval is sought, each of the Stockholders shall vote or cause to be voted such Stockholder's Shares in favor of the various transactions contemplated by the Merger Agreement (the "Transactions") and against any proposal for any action or agreement that would in any manner impede, frustrate, prevent or nullify any of the Transactions, or result in a breach
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of any covenant, representation or warranty or any other obligation or agreement of Wedco under the Merger Agreement or which would result in any of the conditions to ICO's or Wedco's obligations under the Merger Agreement not being fulfilled ("Competing Transaction"). Each of the Stockholders acknowledges receipt of a copy of the Merger Agreement.

         SECTION 1.2      No Inconsistent Arrangements.

              (a) Each of the Stockholders hereby covenants and agrees that, until the termination of this Agreement and except as contemplated by this Agreement, he, she or it shall not: (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, or enter into discussions or negotiations with any party for or with respect to the transfer of, any or all of such Stockholder's Shares or any interest therein; (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Shares or any interest therein; (iii) grant any proxy, power-of-attorney or other authorization in or with respect to such Shares; (iv) deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares; or (v) take any other action that would in any way restrict, limit or interfere with the performance of his, her or its obligations hereunder or the transactions contemplated hereby or in the Merger Agreement. Each of the Stockholders hereby covenants and agrees to surrender such Stockholder's
Shares for conversion in the Merger pursuant to the terms of the Merger
Agreement.

              (b) Notwithstanding Section 1.2(a) and 1.5 hereof, a Stockholder may transfer Shares: (i) to any person who shall have agreed to be bound by all of the obligations of such Stockholder hereunder with respect to such Shares and shall have executed a counterpart of this Agreement for such purpose; (ii) by operation of law in the event of the death or incapacity of such Stockholder; or (iii) pursuant to any written agreement respecting such transfer made prior to the date hereof, a copy of which has been furnished to ICO prior to the date hereof.

              (c) Attached hereto as Exhibit 1.2(c) is a list of Shares owned by William E. Willoughby and/or Peggy S. Willoughby, his wife, which are held in margin accounts and/or which secure bank loans and, therefore, held by banks.

         SECTION 1.3      Grant Of Irrevocable Proxy; Appointment Of Proxy.

              (a) Until the termination of this Agreement, each Stockholder hereby irrevocably grants to, and appoints, ICO, and Sylvia A. Pacholder and Dr. Asher O. Pacholder, or any one or more of them, in their respective capacities as officers of ICO, and any individual who shall hereafter succeed to any such office of ICO, and each of them individually, such Stockholder's proxy and attorney-in-fact (with full power of substitution) for and in the name, place and stead of such Stockholder, to vote such Stockholder's Shares, or grant a consent or
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approval in respect of such Shares, in favor of the Transactions and against any Competing Transaction.

              (b) Such Stockholder represents that any proxies heretofore given in respect of such Stockholder's Shares are not irrevocable, and that any such proxies are hereby revoked.

              (c) Such Stockholder understands and acknowledges that ICO is entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement. Such Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1.3 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. Such Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Such Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of
Section 14A:5-19 of the New Jersey Business Corporation Law.

         SECTION 1.4 No Solicitation. Each of the Stockholders hereby covenants and agrees that, until the termination of this Agreement, it shall not, directly or indirectly, through any officer, director, agent or otherwise, initiate, solicit, encourage, negotiate or discuss with any third party, or take any other action to facilitate any inquiries with respect to or the making of, any proposal that constitutes or may reasonably be expected to lead to a Competing Transaction, or, unless otherwise required by law, furnish to any other person any information with respect to Wedco or its subsidiaries or afford access to any of the properties, books or records of Wedco or its subsidiaries for the purposes of, or cooperate with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person or entity to seek or effect a Competing Transaction; provided, however, that in the event that, notwithstanding compliance by such Stockholder with the foregoing provisions of this Section 1.4, Wedco receives a proposal with respect to a Competing Transaction, then, and only to the extent necessary, if necessary to act in accordance with such Stockholder's fiduciary duties as a member of the Wedco Board of Directors, under applicable laws (as determined by the Wedco Board of Directors in good faith after consultation with and based upon advice of counsel), such Stockholder may take actions otherwise prohibited by the foregoing provisions of this Section 1.4.

         SECTION 1.5 Certain Events. Each Stockholder agrees that, except for Shares transferred pursuant to Sections 1.2(b)(ii) or 1.2(b)(iii), this Agreement and the obligations hereunder shall attach to such Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation such Stockholder's heirs, guardians, administrators or successors. In the event of any stock split, stock dividend, merger, reorganization,
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recapitalization or other change in the capital structure of Wedco affecting the Wedco Common Stock or the acquisition of additional shares of Wedco Common Stock or other voting securities of Wedco by any Stockholder, the number of Shares as to which such Stockholder is bound hereby shall be appropriately adjusted and this Agreement and the obligations hereunder shall attach to any additional shares of Wedco Common Stock or other voting securities of Wedco issued to or acquired by such Stockholder.

         SECTION 1.6 Best Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Each party shall promptly consult with the other and provide any necessary information and material with respect to all filings made by such party with any governmental or regulatory authority, domestic or foreign, in connection with this Agreement and the transactions contemplated hereby.

         SECTION 1.7 Further Assurances. Each Stockholder shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in ICO the power to carry out the provisions of this Agreement.


                                   ARTICLE 2

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

         Each Stockholder hereby represents and warrants to ICO as follows:

         SECTION 2.1 Ownership, Voting Authority. Except as herein otherwise set forth, such Stockholder is the legal or beneficial owner of, or exercises voting control over, the Shares set forth opposite such Stockholder's name on Schedule 1 attached hereto.

         SECTION 2.2 Authority Relative to this Agreement. Such Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of such Stockholder, and no other proceedings on the part of such Stockholder are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by or on behalf of such Stockholder and, assuming this Agreement constitutes a valid and binding obligation of ICO, constitutes a valid and binding
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obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

         SECTION 2.3 No Conflict; Required Filings and Consents. Except for matters set forth elsewhere in this Agreement, filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the HSR Act, the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the execution and delivery of this Agreement by such Stockholder do not, and the performance of this Agreement by such Stockholder shall not: (i) conflict with or violate the certificate of incorporation or by-laws or comparable organizational documents of such Stockholder (in the case of a Stockholder that is a corporation, partnership or other legal entity);
(ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Stockholder or by which the Shares owned by such Stockholder are bound or affected; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, contract, indenture, note or instrument to which such Stockholder is a party or by which such Stockholder is bound or affected, except for any such breaches, defaults or other occurrences that would not cause or create a material risk of non-performance or delayed performance by such Stockholder of its obligations under this Agreement; or
(iv) require any filing by such Stockholder with, or any permit, authorization consent or approval of, any governmental or regulatory authority, domestic or foreign.


                                   ARTICLE 3

                     REPRESENTATIONS AND WARRANTIES OF ICO

         ICO hereby represents and warrants to each Stockholder as follows:

         SECTION 3.1 Authority Relative to this Agreement. ICO is a corporation duly organized and validly existing under the laws of the State of Texas. ICO has all necessary power and authority (corporate and otherwise) to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by ICO of the transactions contemplated hereby have been duly authorized by the Board of Directors by ICO, and no other corporate proceedings on the part of ICO are necessary to authorize this Agreement or for ICO to consummate such transactions. This Agreement has been duly executed and delivered by ICO and, assuming its due authorization, execution and delivery by each Stockholder, constitutes a legal, valid and binding obligation of ICO, enforceable against ICO in accordance with its terms.
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         SECTION 3.2      No Conflict; Required Filings and Consents.  Except
for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the HSR Act, the Securities Act and the Exchange Act, the execution and delivery of this Agreement by ICO do not, and the performance of this Agreement by ICO will not: (i) conflict with or violate the articles of incorporation or by-laws of ICO; (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to ICO or by which ICO is bound or affected; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, contract, indenture, note or instrument to which ICO is a party or by which it is bound or affected, except for any such breaches, defaults or other occurrences that would not cause or create a material risk of non-performance or delayed performance by ICO of its obligations under this Agreement; or (iv) require any filing by ICO with, or any permit, authorization, consent or approval of, any governmental or regulatory authority, domestic or foreign.


                                   ARTICLE 4

                                 MISCELLANEOUS

         SECTION 4.1 Specific Performance. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

         SECTION 4.2 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

         SECTION 4.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         SECTION 4.4 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest
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extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         SECTION 4.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey without regard to any applicable conflicts of law principles.

         SECTION 4.6 Legal Opinion. Prior to or simultaneous with the execution of this Agreement, the Stockholders and ICO shall have received an opinion from Leib, Kraus, Grispin & Roth in form and substance reasonably satisfactory to them, substantially to the effect that, this Agreement creates legal, valid and binding obligations of the parties hereto and is enforceable in accordance with its terms under the laws of the State of New Jersey.

         SECTION 4.7 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective as to any Stockholder when one or more counterparts have been signed by each of ICO and such Stockholder and delivered to ICO and such Stockholder.

         SECTION 4.8 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to ICO, to its address set forth in Section 10.4 of the Merger Agreement; and (ii) if to a Stockholder, to Wedco's address set forth in Section 10.4 of the Merger Agreement unless another address is specified on the signature pages hereof.

         SECTION 4.9 Expenses. Each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its own behalf.

         SECTION 4.10 Interpretation. The descriptive headings contained herein are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 4.11 Termination. This Agreement shall terminate: (i) with the written consent of ICO and of the Stockholders holding a majority of interest in the Shares; or (ii) upon the termination of the Merger Agreement. No termination of this Agreement shall expand, extend, limit or reduce any of the rights or remedies of any party to the Merger Agreement.

                      THIS SPACE INTENTIONALLY LEFT BLANK
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         IN WITNESS WHEREOF, the Stockholders and ICO have caused this
Stockholder Agreement to be duly executed on the date hereof.

                                          ICO, INC.



                                          By:  /s/  ASHER O. PACHOLDER
                                              _________________________________
                                                 Name:   Asher O. Pacholder
                                                 Title:  Chairman


                                            /s/  WILLIAM E. WILLOUGHBY
                                           ____________________________________
                                           William E. Willoughby


                                            /s/  PEGGY S. WILLOUGHBY
                                           ____________________________________
                                           Peggy S. Willoughby


                                            /s/  WILLIAM C. WILLOUGHBY
                                           ____________________________________
                                           William C. Willoughby


                                            /s/  REGINA S. WILLOUGHBY
                                           ____________________________________
                                           Regina S. Willoughby


                                            /s/  FRED R. FEDER
                                           ____________________________________
                                           Fred R. Feder


                                            /s/  THEO VERHOFF
                                           ____________________________________
                                           Theo Verhoff


                                            /s/  CATHERINE WILLOUGHBY STEVENS
                                           ____________________________________
                                           Catherine Willoughby Stevens


                                            /s/  WILLIAM C. WILLOUGHBY
                                           ____________________________________
                                           William C. Willoughby, as
                                           Custodian for William B. Willoughby


                                            /s/  REGINA S. WILLOUGHBY
                                           ___________________________________
                                           Regina S. Willoughby, as
                                           Custodian for William B. Willoughby